EXHIBIT 3

[EXECUTION COPY]

VOTING AGREEMENT

THIS VOTING AGREEMENT (“Agreement”), dated as of May 14, 2007, is made by and among MATLINPATTERSON FA ACQUISITION LLC, a Delaware limited liability company (the “Investor”), and ALAN P. GOLDBERG (the “Shareholder”), an individual and a shareholder of First Albany Companies Inc., a New York corporation (the “Company”).

PRELIMINARY STATEMENTS

WHEREAS, the Company and Investor are entering into an Investment Agreement (the “Investment Agreement”), dated as of May 14, 2007, providing for the issuance and sale by the Company to the Purchasers (as defined therein), and the purchase by the Purchasers from the Company, of certain shares (the “Purchased Shares”) of the common stock, par value $.01 per share, of the Company (“Common Stock”) that upon issuance will represent a majority of the outstanding Common Stock (such purchase, being sometimes hereinafter referred to as the “Investment”) upon the terms and subject to the conditions set forth in the Investment Agreement (as defined in the Investment Agreement).

WHEREAS, the Investment, the Charter Amendment (as defined in the Investment Agreement) and certain other aspects of the Transactions (as defined in the Investment Agreement) (collectively, the “Shareholders Approvals”, as more fully defined in the Investment Agreement) are subject to the approval of the holders of the Common Stock as provided in the Investment Agreement and as required under the New York Business Corporation Law (the “NYBCL”) and NASDAQ rules.

WHEREAS, the Shareholder beneficially owns and has the power to direct the voting of the shares of Common Stock set forth opposite his name on Exhibit A hereto.  As used herein, the term “Shares” includes all shares of such Common Stock of which the Shareholder at any time prior to the termination of this Agreement is the beneficial owner or is otherwise able to direct the voting thereof (including any such shares of Common Stock acquired after the date hereof upon the exercise of any stock options, warrants or similar instruments or otherwise) and all securities issued or exchanged with respect to any such Shares upon any reclassification, recapitalization, reorganization, merger, consolidation, spin-off, stock split, combination, stock or other dividend or any other change in the Company’s capital structure.

WHEREAS, to induce Investor to enter into the Investment Agreement and to consummate the Investment, the Shareholder has agreed, upon the terms and subject to the conditions set forth herein, in his capacity as a Shareholder of the Company, to vote his Shares in favor of each of the Shareholder Approvals.

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.           Shareholders’ Representations and Warranties.

(a)           The Shareholder represents and warrants to the Investor that the Shareholder (i) is the record (except as may be noted on Exhibit A hereto) beneficial owner of that number of Shares set forth opposite its name set forth on Exhibit A hereto, free and clear of any mortgage, pledge, lien, security interest, claim, restriction on voting or otherwise or other encumbrance and (ii) has the right to vote or to direct the voting of such Shares free of any restriction or limitation.

(b)           Neither the execution and delivery of this Agreement nor the performance by the Shareholder of his obligations hereunder will result in a violation of, or a default under, or conflict with any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or by which the Shareholder is bound or to which the Shares are subject, except, as would not prevent, delay or otherwise materially impair the Shareholder’s ability to perform his obligations hereunder.  Execution, delivery and performance of this Agreement by the Shareholder will not violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Shareholder or the Shares, except (x) for any reports under Sections 13(d) of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby or (y) as would not reasonably be expected to prevent, delay or otherwise materially impair the Shareholder’s ability to perform his obligations hereunder.

2.           No Other Proxies or Voting Trusts.  The Shareholder hereby revokes any and all proxies and voting instructions with respect to the Shares previously given by Shareholder and agrees that he will not grant or give any other proxies or voting instructions with respect to the voting of the Shares, enter into any voting trust or other arrangement or agreement with respect to the voting of the Shares (and if given or executed, such proxies, voting instructions, voting trust or other arrangement or agreement shall not be effective), or agree, in any manner, to vote the Shares for or against any proposal submitted to the Shareholders of the Company except in furtherance of the proposals set forth in paragraph 3.

3.           Agreements with Respect to the Shares.

(a)           The Shareholder agrees during the Term (as defined in Section 7 below) of this Agreement:

(i)           to vote the Shares (x) in favor of each of the Shareholder Approvals at every meeting of the Shareholders of the Company at which such matters are considered and at every adjournment thereof, and in any other circumstances upon which a vote, consent or other approval (including by written consent) relating to the Investment Agreement and the Transactions contemplated thereby or the Charter Amendment or any of the other Shareholder Approvals is sought and (y) with respect to all other proposals submitted to the shareholders of the Company which, directly or indirectly, in any way relate to the Investment or any of the other Transactions contemplated by the Investment Agreement, in such manner as Investor may direct; and

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(ii)           not to solicit, encourage or recommend to other shareholders of the Company that (w) they vote their shares of Common Stock in any contrary manner, (x) they refrain from voting their shares, (y) they tender, exchange or otherwise dispose of their shares of Common Stock pursuant to a Competing Transaction (as hereinafter defined), or (z) they attempt to exercise any statutory appraisal or other similar rights they may have.

(b)           Unless otherwise instructed in writing by the Investor, during the Term of this Agreement, Shareholder will vote the Shares against any Competing Transaction.

(c)           Except with the prior written consent of the Investor, during the Term of this Agreement, the Shareholder agrees that the Shareholder will not, and shall use his reasonable best efforts not to permit any employee, attorney, accountant, investment banker or other agent or representative of the Shareholder to, initiate, solicit, negotiate, encourage, or provide confidential information in order to facilitate any Competing Transaction.

(d)           No person executing this Agreement (or an affiliate thereof) who is or becomes during the Term of this Agreement a director of the Company makes any agreement or understanding herein in his capacity as such director.  The Shareholder is executing this Agreement solely in its capacity as the record and beneficial owner of the Shareholder’s Shares.

(e)           For purposes of this Agreement, a “Competing Transaction” means any of the following (other than the transactions expressly provided for in and to be effected pursuant to this Agreement):  (i) any merger, reorganization, consolidation, share exchange, business combination, liquidation, dissolution, recapitalization or similar transaction involving the Company; (ii) any direct or indirect acquisition or purchase, in a single transaction or series of related transactions, of (x) 20% or more of the consolidated gross assets of the Company and the Subsidiaries (as defined in the Investment Agreement), taken as a whole, (y) 20% or more of any class of voting securities of the Company or any Subsidiary (or any debt or equity securities convertible into or exercisable or exchangeable for such amount of voting securities) or (z) 15% or more of any class of voting securities of the Company or any Subsidiary (or any debt or equity securities convertible into or exercisable or exchangeable for such amount of voting securities) if such securities carry the right, contractually or otherwise, to appoint or designate any member or members of the Board; or (iii) any tender offer or exchange offer that, if consummated, would result in any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) beneficially owning 20% or more of any class of voting securities of the Company.

4.           Proxies.  In furtherance of the foregoing, the Shareholder is granting to Christopher Pechock and Frank Plimpton, representatives of the Investor, and each of them, with full power of substitution, irrevocable proxies and powers of attorney (which may be in the form annexed hereto or such other form consistent with the terms hereof and thereof as Investor may specify) on the matters described in paragraph 3, and to execute and deliver any written consents to fulfill such Shareholder’s obligations under this Agreement.  This proxy is coupled with an interest and is irrevocable until the end of the Term of this Agreement, at which time it shall terminate.

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5.           Effect of Stock Splits, Stock Dividends, Recapitalizations, Etc..  In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Shares or the acquisition of shares of  Common Stock or other voting securities of the Company by the Shareholder, the number of Shares listed on Exhibit A beside the name of Shareholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional Shares or other voting securities of the Company issued to or acquired by the Shareholder.

6.           Specific Performance.  The Shareholder acknowledges that it will be impossible to measure in money the damage to Investor if the Shareholder fails to comply with the obligations imposed by this Agreement, and that, in the event of any such failure, Investor will not have an adequate remedy at law or in damages.  Accordingly, the Shareholder agrees that injunctive relief or any other equitable remedy, in addition to any remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of any such remedy on the basis that Investor has an adequate remedy at law.  The Shareholder agrees not to seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with Investor seeking or obtaining such equitable relief.

7.           Term of Agreement; Termination.

(a)           The term of this Agreement shall commence on the date hereof and shall terminate upon the earlier to occur of (i) the Closing (as defined in the Investment Agreement), (ii) the due and proper termination of the Investment Agreement in accordance with its terms, or (iii) the mutual consent of the Investor and the Shareholder (such period from the date hereof until such termination is referred to herein as the “Term”).  Upon such termination, no party shall have any further obligations or liabilities hereunder.

(b)           The obligations of the Shareholder set forth in this Agreement shall not be effective or binding upon the Shareholder until after such time as the Investment Agreement is executed and delivered by the Investor and the Company.

8.           Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter of this Agreement.

(b)           Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been duly given on the next business day after the same is sent, if delivered personally or sent by telecopy or overnight delivery, or five calendar days after the same is sent, if sent by registered or certified mail, return receipt requested, postage prepaid, as set forth below, or to such other persons or addresses as may be designated in writing in accordance with the terms hereof by the party to receive such notice.

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If to the Investor, to:

MatlinPatterson FA Acquisition LLC
c/o MatlinPatterson Global Advisers LLC
520 Madison Avenue, 35th Floor
New York, New York 10022
Attention:  General Counsel
Fax: (212) 651-4011

with a copy by fax or messenger or courier to:

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Facsimile: (212) 839-5599
Attention:  Duncan N. Darrow and Michael H. Yanowitch

If to Shareholder, to the address set forth below Shareholder’s name on Exhibit A.

(c)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts made and fully performed in such state without giving effect to the principles of conflict of laws thereof.  Each party to this Agreement (“Party”) submits to the jurisdiction of any state or federal court sitting in the County of New York in any dispute or action arising out of or relating to this Agreement and agrees that all claims in respect of such dispute or action may be heard and determined in any such court.  Each Party also agrees not to bring any dispute or action arising out of or relating to this Agreement in any other court.  Each Party agrees that a final judgment in any dispute or action so brought will be conclusive and may be enforced by action on the judgment or in any other manner provided at law (common, statutory or other) or in equity.  Each Party waives any defense of inconvenient forum to the maintenance of any dispute or action so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

(d)           Rules of Construction.  The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.  Words used in this Agreement, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender, masculine or feminine, or neuter, and any other number, singular or plural, as the context requires.  As used in this Agreement, the word “including” is not limiting, and the word “or” is not exclusive.

(e)           Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of the parties to this Agreement and their legal successors-in-interest, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

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(f)           Counterparts.  This Agreement may be executed in one or more counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts together shall constitute but one instrument.

(g)           Assignment.  No party hereto shall assign its rights and obligations under this Agreement or any part thereof, nor shall any party assign or delegate any of its rights or duties hereunder without the prior written consent of the other party, and any assignment made without such consent shall be void.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(h)           Amendment.  This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties.

(i)           Extension; Waiver.  Any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any of the other parties to this Agreement or waive compliance by any other party with any of the agreements or conditions contained herein or any breach thereof.  Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

(j)           Severability.  If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Voting Agreement on the date first above written.

THE INVESTOR: MATLINPATTERSON FA ACQUISITION LLC By:_________________________ Name: Title: THE SHAREHOLDER: _______________________________ ALAN P. GOLDBERG

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Exhibit A
to
Voting Agreement

Shares Subject to Voting Control; Notice Address

A.  Shares of Common Stock Subject to Shareholder’s Voting Control

1,106,807 shares of Common Stock

B.  Address for Notices

ALAN P. GOLDBERG
c/o First Albany Companies Inc.
677 Broadway
Albany, NY 12207

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FORM OF
IRREVOCABLE PROXY AND POWER OF ATTORNEY

The undersigned hereby appoints Christopher Pechock and Frank Plimpton, and each of them separately, with full power of substitution, for and in the undersigned’s name, to vote, express consent or disapproval, or otherwise act in such manner (including pursuant to written consent, but excluding the right to assert, perfect and prosecute dissenters’ rights of appraisal) and upon such matters as Christopher Pechock and/or Frank Plimpton or their respective proxies or substitutes shall, in their sole discretion, deem proper with respect to all of the shares of Common Stock of First Albany Companies Inc., a New York corporation, owned beneficially or of record by the undersigned.

The proxy granted hereby shall be irrevocable and may be exercised at any meeting of Shareholders, notice of which is given, or in respect of any written consent which is solicited prior to the due and proper termination of, and subject to and in accordance with the terms and conditions of, the Voting Agreement, dated as of May 14, 2007, between the undersigned and Matlinpatterson FA Acquisition LLC.  This proxy is coupled with an interest sufficient in law to support such proxy.

Dated:  May 14, 2007

___________________________
ALAN P. GOLDBERG

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 [EXECUTION COPY]

VOTING AGREEMENT

THIS VOTING AGREEMENT (“Agreement”), dated as of May 14, 2007, is made by and among MATLINPATTERSON FA ACQUISITION LLC, a Delaware limited liability company (the “Investor”), and GEORGE C. MCNAMEE (the “Shareholder”), an individual and a shareholder of First Albany Companies Inc., a New York corporation (the “Company”).

PRELIMINARY STATEMENTS

WHEREAS, the Company and Investor are entering into an Investment Agreement (the “Investment Agreement”), dated as of May 14, 2007, providing for the issuance and sale by the Company to the Purchasers (as defined therein), and the purchase by the Purchasers from the Company, of certain shares (the “Purchased Shares”) of the common stock, par value $.01 per share, of the Company (“Common Stock”) that upon issuance will represent a majority of the outstanding Common Stock (such purchase, being sometimes hereinafter referred to as the “Investment”) upon the terms and subject to the conditions set forth in the Investment Agreement (as defined in the Investment Agreement).

WHEREAS, the Investment, the Charter Amendment (as defined in the Investment Agreement) and certain other aspects of the Transactions (as defined in the Investment Agreement) (collectively, the “Shareholders Approvals”, as more fully defined in the Investment Agreement) are subject to the approval of the holders of the Common Stock as provided in the Investment Agreement and as required under the New York Business Corporation Law (the “NYBCL”) and NASDAQ rules.

WHEREAS, the Shareholder beneficially owns and has the power to direct the voting of the shares of Common Stock set forth opposite his name on Exhibit A hereto.  As used herein, the term “Shares” includes all shares of such Common Stock of which the Shareholder at any time prior to the termination of this Agreement is the beneficial owner or is otherwise able to direct the voting thereof (including any such shares of Common Stock acquired after the date hereof upon the exercise of any stock options, warrants or similar instruments or otherwise) and all securities issued or exchanged with respect to any such Shares upon any reclassification, recapitalization, reorganization, merger, consolidation, spin-off, stock split, combination, stock or other dividend or any other change in the Company’s capital structure.

WHEREAS, to induce Investor to enter into the Investment Agreement and to consummate the Investment, the Shareholder has agreed, upon the terms and subject to the conditions set forth herein, in his capacity as a Shareholder of the Company, to vote his Shares in favor of each of the Shareholder Approvals.

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.           Shareholders’ Representations and Warranties.

(a)           The Shareholder represents and warrants to the Investor that the Shareholder (i) is the record (except as may be noted on Exhibit A hereto) beneficial owner of that number of Shares set forth opposite its name set forth on Exhibit A hereto, free and clear of any mortgage, pledge, lien, security interest, claim, restriction on voting or otherwise or other encumbrance and (ii) has the right to vote or to direct the voting of such Shares free of any restriction or limitation.

(b)           Neither the execution and delivery of this Agreement nor the performance by the Shareholder of his obligations hereunder will result in a violation of, or a default under, or conflict with any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or by which the Shareholder is bound or to which the Shares are subject, except, as would not prevent, delay or otherwise materially impair the Shareholder’s ability to perform his obligations hereunder.  Execution, delivery and performance of this Agreement by the Shareholder will not violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Shareholder or the Shares, except (x) for any reports under Sections 13(d) of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby or (y) as would not reasonably be expected to prevent, delay or otherwise materially impair the Shareholder’s ability to perform his obligations hereunder.

2.           No Other Proxies or Voting Trusts.  The Shareholder hereby revokes any and all proxies and voting instructions with respect to the Shares previously given by Shareholder and agrees that he will not grant or give any other proxies or voting instructions with respect to the voting of the Shares, enter into any voting trust or other arrangement or agreement with respect to the voting of the Shares (and if given or executed, such proxies, voting instructions, voting trust or other arrangement or agreement shall not be effective), or agree, in any manner, to vote the Shares for or against any proposal submitted to the Shareholders of the Company except in furtherance of the proposals set forth in paragraph 3.

3.           Agreements with Respect to the Shares.

(a)           The Shareholder agrees during the Term (as defined in Section 7 below) of this Agreement:

(i)           to vote the Shares (x) in favor of each of the Shareholder Approvals at every meeting of the Shareholders of the Company at which such matters are considered and at every adjournment thereof, and in any other circumstances upon which a vote, consent or other approval (including by written consent) relating to the Investment Agreement and the Transactions contemplated thereby or the Charter Amendment or any of the other Shareholder Approvals is sought and (y) with respect to all other proposals submitted to the shareholders of the Company which, directly or indirectly, in any way relate to the Investment or any of the other Transactions contemplated by the Investment Agreement, in such manner as Investor may direct; and

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(ii)           not to solicit, encourage or recommend to other shareholders of the Company that (w) they vote their shares of Common Stock in any contrary manner, (x) they refrain from voting their shares, (y) they tender, exchange or otherwise dispose of their shares of Common Stock pursuant to a Competing Transaction (as hereinafter defined), or (z) they attempt to exercise any statutory appraisal or other similar rights they may have.

(b)           Unless otherwise instructed in writing by the Investor, during the Term of this Agreement, Shareholder will vote the Shares against any Competing Transaction.

(c)           Except with the prior written consent of the Investor, during the Term of this Agreement, the Shareholder agrees that the Shareholder will not, and shall use his reasonable best efforts not to permit any employee, attorney, accountant, investment banker or other agent or representative of the Shareholder to, initiate, solicit, negotiate, encourage, or provide confidential information in order to facilitate any Competing Transaction.

(d)           No person executing this Agreement (or an affiliate thereof) who is or becomes during the Term of this Agreement a director of the Company makes any agreement or understanding herein in his capacity as such director.  The Shareholder is executing this Agreement solely in its capacity as the record and beneficial owner of the Shareholder’s Shares.

(e)           For purposes of this Agreement, a “Competing Transaction” means any of the following (other than the transactions expressly provided for in and to be effected pursuant to this Agreement):  (i) any merger, reorganization, consolidation, share exchange, business combination, liquidation, dissolution, recapitalization or similar transaction involving the Company; (ii) any direct or indirect acquisition or purchase, in a single transaction or series of related transactions, of (x) 20% or more of the consolidated gross assets of the Company and the Subsidiaries (as defined in the Investment Agreement), taken as a whole, (y) 20% or more of any class of voting securities of the Company or any Subsidiary (or any debt or equity securities convertible into or exercisable or exchangeable for such amount of voting securities) or (z) 15% or more of any class of voting securities of the Company or any Subsidiary (or any debt or equity securities convertible into or exercisable or exchangeable for such amount of voting securities) if such securities carry the right, contractually or otherwise, to appoint or designate any member or members of the Board; or (iii) any tender offer or exchange offer that, if consummated, would result in any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) beneficially owning 20% or more of any class of voting securities of the Company.

4.           Proxies.  In furtherance of the foregoing, the Shareholder is granting to Christopher Pechock and Frank Plimpton, representatives of the Investor, and each of them, with full power of substitution, irrevocable proxies and powers of attorney (which may be in the form annexed hereto or such other form consistent with the terms hereof and thereof as Investor may specify) on the matters described in paragraph 3, and to execute and deliver any written consents to fulfill such Shareholder’s obligations under this Agreement.  This proxy is coupled with an interest and is irrevocable until the end of the Term of this Agreement, at which time it shall terminate.

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5.           Effect of Stock Splits, Stock Dividends, Recapitalizations, Etc..  In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Shares or the acquisition of shares of  Common Stock or other voting securities of the Company by the Shareholder, the number of Shares listed on Exhibit A beside the name of Shareholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional Shares or other voting securities of the Company issued to or acquired by the Shareholder.

6.           Specific Performance.  The Shareholder acknowledges that it will be impossible to measure in money the damage to Investor if the Shareholder fails to comply with the obligations imposed by this Agreement, and that, in the event of any such failure, Investor will not have an adequate remedy at law or in damages.  Accordingly, the Shareholder agrees that injunctive relief or any other equitable remedy, in addition to any remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of any such remedy on the basis that Investor has an adequate remedy at law.  The Shareholder agrees not to seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with Investor seeking or obtaining such equitable relief.

7.           Term of Agreement; Termination.

(a)           The term of this Agreement shall commence on the date hereof and shall terminate upon the earlier to occur of (i) the Closing (as defined in the Investment Agreement), (ii) the due and proper termination of the Investment Agreement in accordance with its terms, or (iii) the mutual consent of the Investor and the Shareholder (such period from the date hereof until such termination is referred to herein as the “Term”).  Upon such termination, no party shall have any further obligations or liabilities hereunder.

(b)           The obligations of the Shareholder set forth in this Agreement shall not be effective or binding upon the Shareholder until after such time as the Investment Agreement is executed and delivered by the Investor and the Company.

8.           Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter of this Agreement.

(b)           Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been duly given on the next business day after the same is sent, if delivered personally or sent by telecopy or overnight delivery, or five calendar days after the same is sent, if sent by registered or certified mail, return receipt requested, postage prepaid, as set forth below, or to such other persons or addresses as may be designated in writing in accordance with the terms hereof by the party to receive such notice.

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If to the Investor, to:

MatlinPatterson FA Acquisition LLC
c/o MatlinPatterson Global Advisers LLC
520 Madison Avenue, 35th Floor
New York, New York 10022
Attention:  General Counsel
Fax: (212) 651-4011

with a copy by fax or messenger or courier to:

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Facsimile: (212) 839-5599
Attention:  Duncan N. Darrow and Michael H. Yanowitch

If to Shareholder, to the address set forth below Shareholder’s name on Exhibit A.

(c)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts made and fully performed in such state without giving effect to the principles of conflict of laws thereof.  Each party to this Agreement (“Party”) submits to the jurisdiction of any state or federal court sitting in the County of New York in any dispute or action arising out of or relating to this Agreement and agrees that all claims in respect of such dispute or action may be heard and determined in any such court.  Each Party also agrees not to bring any dispute or action arising out of or relating to this Agreement in any other court.  Each Party agrees that a final judgment in any dispute or action so brought will be conclusive and may be enforced by action on the judgment or in any other manner provided at law (common, statutory or other) or in equity.  Each Party waives any defense of inconvenient forum to the maintenance of any dispute or action so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

(d)           Rules of Construction.  The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.  Words used in this Agreement, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender, masculine or feminine, or neuter, and any other number, singular or plural, as the context requires.  As used in this Agreement, the word “including” is not limiting, and the word “or” is not exclusive.

(e)           Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of the parties to this Agreement and their legal successors-in-interest, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

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(f)           Counterparts.  This Agreement may be executed in one or more counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts together shall constitute but one instrument.

(g)           Assignment.  No party hereto shall assign its rights and obligations under this Agreement or any part thereof, nor shall any party assign or delegate any of its rights or duties hereunder without the prior written consent of the other party, and any assignment made without such consent shall be void.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(h)           Amendment.  This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties.

(i)           Extension; Waiver.  Any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any of the other parties to this Agreement or waive compliance by any other party with any of the agreements or conditions contained herein or any breach thereof.  Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

(j)           Severability.  If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Voting Agreement on the date first above written.

THE INVESTOR: MATLINPATTERSON FA ACQUISITION LLC By:_________________________ Name: Title: THE SHAREHOLDER: ____________________________ GEORGE C. MCNAMEE

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Exhibit A
to
Voting Agreement

Shares Subject to Voting Control; Notice Address

A.  Shares of Common Stock Subject to Shareholder’s Voting Control

1,553,367 shares of Common Stock

B.  Address for Notices

GEORGE C. MCNAMEE
c/o First Albany Companies Inc.
677 Broadway
Albany, NY 12207

8

FORM OF
IRREVOCABLE PROXY AND POWER OF ATTORNEY

The undersigned hereby appoints Christopher Pechock and Frank Plimpton, and each of them separately, with full power of substitution, for and in the undersigned’s name, to vote, express consent or disapproval, or otherwise act in such manner (including pursuant to written consent, but excluding the right to assert, perfect and prosecute dissenters’ rights of appraisal) and upon such matters as Christopher Pechock and/or Frank Plimpton or their respective proxies or substitutes shall, in their sole discretion, deem proper with respect to all of the shares of Common Stock of First Albany Companies Inc., a New York corporation, owned beneficially or of record by the undersigned.

The proxy granted hereby shall be irrevocable and may be exercised at any meeting of Shareholders, notice of which is given, or in respect of any written consent which is solicited prior to the due and proper termination of, and subject to and in accordance with the terms and conditions of, the Voting Agreement, dated as of May 14, 2007, between the undersigned and Matlinpatterson FA Acquisition LLC.  This proxy is coupled with an interest sufficient in law to support such proxy.

Dated:  May 14, 2007

___________________________
GEORGE C. MCNAMEE

9

[EXECUTION COPY]

VOTING AGREEMENT

THIS VOTING AGREEMENT (“Agreement”), dated as of May 14, 2007, is made by and among MATLINPATTERSON FA ACQUISITION LLC, a Delaware limited liability company (the “Investor”), and PETER MCNIERNEY (the “Shareholder”), an individual and a shareholder of First Albany Companies Inc., a New York corporation (the “Company”).

PRELIMINARY STATEMENTS

WHEREAS, the Company and Investor are entering into an Investment Agreement (the “Investment Agreement”), dated as of May 14, 2007, providing for the issuance and sale by the Company to the Purchasers (as defined therein), and the purchase by the Purchasers from the Company, of certain shares (the “Purchased Shares”) of the common stock, par value $.01 per share, of the Company (“Common Stock”) that upon issuance will represent a majority of the outstanding Common Stock (such purchase, being sometimes hereinafter referred to as the “Investment”) upon the terms and subject to the conditions set forth in the Investment Agreement (as defined in the Investment Agreement).

WHEREAS, the Investment, the Charter Amendment (as defined in the Investment Agreement) and certain other aspects of the Transactions (as defined in the Investment Agreement) (collectively, the “Shareholders Approvals”, as more fully defined in the Investment Agreement) are subject to the approval of the holders of the Common Stock as provided in the Investment Agreement and as required under the New York Business Corporation Law (the “NYBCL”) and NASDAQ rules.

WHEREAS, the Shareholder beneficially owns and has the power to direct the voting of the shares of Common Stock set forth opposite his name on Exhibit A hereto.  As used herein, the term “Shares” includes all shares of such Common Stock of which the Shareholder at any time prior to the termination of this Agreement is the beneficial owner or is otherwise able to direct the voting thereof (including any such shares of Common Stock acquired after the date hereof upon the exercise of any stock options, warrants or similar instruments or otherwise) and all securities issued or exchanged with respect to any such Shares upon any reclassification, recapitalization, reorganization, merger, consolidation, spin-off, stock split, combination, stock or other dividend or any other change in the Company’s capital structure.

WHEREAS, to induce Investor to enter into the Investment Agreement and to consummate the Investment, the Shareholder has agreed, upon the terms and subject to the conditions set forth herein, in his capacity as a Shareholder of the Company, to vote his Shares in favor of each of the Shareholder Approvals.

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.           Shareholders’ Representations and Warranties.

(a)           The Shareholder represents and warrants to the Investor that the Shareholder (i) is the record (except as may be noted on Exhibit A hereto) beneficial owner of that number of Shares set forth opposite its name set forth on Exhibit A hereto, free and clear of any mortgage, pledge, lien, security interest, claim, restriction on voting or otherwise or other encumbrance and (ii) has the right to vote or to direct the voting of such Shares free of any restriction or limitation.

(b)           Neither the execution and delivery of this Agreement nor the performance by the Shareholder of his obligations hereunder will result in a violation of, or a default under, or conflict with any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or by which the Shareholder is bound or to which the Shares are subject, except, as would not prevent, delay or otherwise materially impair the Shareholder’s ability to perform his obligations hereunder.  Execution, delivery and performance of this Agreement by the Shareholder will not violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Shareholder or the Shares, except (x) for any reports under Sections 13(d) of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby or (y) as would not reasonably be expected to prevent, delay or otherwise materially impair the Shareholder’s ability to perform his obligations hereunder.

2.           No Other Proxies or Voting Trusts.  The Shareholder hereby revokes any and all proxies and voting instructions with respect to the Shares previously given by Shareholder and agrees that he will not grant or give any other proxies or voting instructions with respect to the voting of the Shares, enter into any voting trust or other arrangement or agreement with respect to the voting of the Shares (and if given or executed, such proxies, voting instructions, voting trust or other arrangement or agreement shall not be effective), or agree, in any manner, to vote the Shares for or against any proposal submitted to the Shareholders of the Company except in furtherance of the proposals set forth in paragraph 3.

3.           Agreements with Respect to the Shares.

(a)           The Shareholder agrees during the Term (as defined in Section 7 below) of this Agreement:

(i)           to vote the Shares (x) in favor of each of the Shareholder Approvals at every meeting of the Shareholders of the Company at which such matters are considered and at every adjournment thereof, and in any other circumstances upon which a vote, consent or other approval (including by written consent) relating to the Investment Agreement and the Transactions contemplated thereby or the Charter Amendment or any of the other Shareholder Approvals is sought and (y) with respect to all other proposals submitted to the shareholders of the Company which, directly or indirectly, in any way relate to the Investment or any of the other Transactions contemplated by the Investment Agreement, in such manner as Investor may direct; and

(ii)           not to solicit, encourage or recommend to other shareholders of the Company that (w) they vote their shares of Common Stock in any contrary manner, (x) they refrain from voting their shares, (y) they tender, exchange or otherwise dispose of their shares of Common Stock pursuant to a Competing Transaction (as hereinafter defined), or (z) they attempt to exercise any statutory appraisal or other similar rights they may have.

(b)           Unless otherwise instructed in writing by the Investor, during the Term of this Agreement, Shareholder will vote the Shares against any Competing Transaction.

(c)           Except with the prior written consent of the Investor, during the Term of this Agreement, the Shareholder agrees that the Shareholder will not, and shall use his reasonable best efforts not to permit any employee, attorney, accountant, investment banker or other agent or representative of the Shareholder to, initiate, solicit, negotiate, encourage, or provide confidential information in order to facilitate any Competing Transaction.

(d)           No person executing this Agreement (or an affiliate thereof) who is or becomes during the Term of this Agreement a director of the Company makes any agreement or understanding herein in his capacity as such director.  The Shareholder is executing this Agreement solely in its capacity as the record and beneficial owner of the Shareholder’s Shares.

(e)           For purposes of this Agreement, a “Competing Transaction” means any of the following (other than the transactions expressly provided for in and to be effected pursuant to this Agreement):  (i) any merger, reorganization, consolidation, share exchange, business combination, liquidation, dissolution, recapitalization or similar transaction involving the Company; (ii) any direct or indirect acquisition or purchase, in a single transaction or series of related transactions, of (x) 20% or more of the consolidated gross assets of the Company and the Subsidiaries (as defined in the Investment Agreement), taken as a whole, (y) 20% or more of any class of voting securities of the Company or any Subsidiary (or any debt or equity securities convertible into or exercisable or exchangeable for such amount of voting securities) or (z) 15% or more of any class of voting securities of the Company or any Subsidiary (or any debt or equity securities convertible into or exercisable or exchangeable for such amount of voting securities) if such securities carry the right, contractually or otherwise, to appoint or designate any member or members of the Board; or (iii) any tender offer or exchange offer that, if consummated, would result in any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) beneficially owning 20% or more of any class of voting securities of the Company.

4.           Proxies.  In furtherance of the foregoing, the Shareholder is granting to Christopher Pechock and Frank Plimpton, representatives of the Investor, and each of them, with full power of substitution, irrevocable proxies and powers of attorney (which may be in the form annexed hereto or such other form consistent with the terms hereof and thereof as Investor may specify) on the matters described in paragraph 3, and to execute and deliver any written consents to fulfill such Shareholder’s obligations under this Agreement.  This proxy is coupled with an interest and is irrevocable until the end of the Term of this Agreement, at which time it shall terminate.

5.           Effect of Stock Splits, Stock Dividends, Recapitalizations, Etc..  In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Shares or the acquisition of shares of  Common Stock or other voting securities of the Company by the Shareholder, the number of Shares listed on Exhibit A beside the name of Shareholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional Shares or other voting securities of the Company issued to or acquired by the Shareholder.

6.           Specific Performance.  The Shareholder acknowledges that it will be impossible to measure in money the damage to Investor if the Shareholder fails to comply with the obligations imposed by this Agreement, and that, in the event of any such failure, Investor will not have an adequate remedy at law or in damages.  Accordingly, the Shareholder agrees that injunctive relief or any other equitable remedy, in addition to any remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of any such remedy on the basis that Investor has an adequate remedy at law.  The Shareholder agrees not to seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with Investor seeking or obtaining such equitable relief.

7.           Term of Agreement; Termination.

(a)           The term of this Agreement shall commence on the date hereof and shall terminate upon the earlier to occur of (i) the Closing (as defined in the Investment Agreement), (ii) the due and proper termination of the Investment Agreement in accordance with its terms, or (iii) the mutual consent of the Investor and the Shareholder (such period from the date hereof until such termination is referred to herein as the “Term”).  Upon such termination, no party shall have any further obligations or liabilities hereunder.

(b)           The obligations of the Shareholder set forth in this Agreement shall not be effective or binding upon the Shareholder until after such time as the Investment Agreement is executed and delivered by the Investor and the Company.

8.           Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter of this Agreement.

(b)           Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been duly given on the next business day after the same is sent, if delivered personally or sent by telecopy or overnight delivery, or five calendar days after the same is sent, if sent by registered or certified mail, return receipt requested, postage prepaid, as set forth below, or to such other persons or addresses as may be designated in writing in accordance with the terms hereof by the party to receive such notice.

If to the Investor, to:

MatlinPatterson FA Acquisition LLC
c/o MatlinPatterson Global Advisers LLC
520 Madison Avenue, 35th Floor
New York, New York 10022
Attention:  General Counsel
Fax: (212) 651-4011

with a copy by fax or messenger or courier to:

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Facsimile: (212) 839-5599
Attention:  Duncan N. Darrow and Michael H. Yanowitch

If to Shareholder, to the address set forth below Shareholder’s name on Exhibit A.

(c)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts made and fully performed in such state without giving effect to the principles of conflict of laws thereof.  Each party to this Agreement (“Party”) submits to the jurisdiction of any state or federal court sitting in the County of New York in any dispute or action arising out of or relating to this Agreement and agrees that all claims in respect of such dispute or action may be heard and determined in any such court.  Each Party also agrees not to bring any dispute or action arising out of or relating to this Agreement in any other court.  Each Party agrees that a final judgment in any dispute or action so brought will be conclusive and may be enforced by action on the judgment or in any other manner provided at law (common, statutory or other) or in equity.  Each Party waives any defense of inconvenient forum to the maintenance of any dispute or action so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

(d)           Rules of Construction.  The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.  Words used in this Agreement, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender, masculine or feminine, or neuter, and any other number, singular or plural, as the context requires.  As used in this Agreement, the word “including” is not limiting, and the word “or” is not exclusive.

(e)           Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of the parties to this Agreement and their legal successors-in-interest, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

(f)           Counterparts.  This Agreement may be executed in one or more counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts together shall constitute but one instrument.

(g)           Assignment.  No party hereto shall assign its rights and obligations under this Agreement or any part thereof, nor shall any party assign or delegate any of its rights or duties hereunder without the prior written consent of the other party, and any assignment made without such consent shall be void.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(h)           Amendment.  This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties.

(i)           Extension; Waiver.  Any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any of the other parties to this Agreement or waive compliance by any other party with any of the agreements or conditions contained herein or any breach thereof.  Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

(j)           Severability.  If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Voting Agreement on the date first above written.

THE INVESTOR: MATLINPATTERSON FA ACQUISITION LLC By:_________________________ Name: Title: THE SHAREHOLDER: ____________________________ PETER MCNIERNEY

Exhibit A
to
Voting Agreement

Shares Subject to Voting Control; Notice Address

A.  Shares of Common Stock Subject to Shareholder’s Voting Control

394,802 shares of Common Stock

B.  Address for Notices

PETER MCNIERNEY
c/o First Albany Companies Inc.
677 Broadway
Albany, NY 12207

FORM OF
IRREVOCABLE PROXY AND POWER OF ATTORNEY

The undersigned hereby appoints Christopher Pechock and Frank Plimpton, and each of them separately, with full power of substitution, for and in the undersigned’s name, to vote, express consent or disapproval, or otherwise act in such manner (including pursuant to written consent, but excluding the right to assert, perfect and prosecute dissenters’ rights of appraisal) and upon such matters as Christopher Pechock and/or Frank Plimpton or their respective proxies or substitutes shall, in their sole discretion, deem proper with respect to all of the shares of Common Stock of First Albany Companies Inc., a New York corporation, owned beneficially or of record by the undersigned.

The proxy granted hereby shall be irrevocable and may be exercised at any meeting of Shareholders, notice of which is given, or in respect of any written consent which is solicited prior to the due and proper termination of, and subject to and in accordance with the terms and conditions of, the Voting Agreement, dated as of May 14, 2007, between the undersigned and Matlinpatterson FA Acquisition LLC.  This proxy is coupled with an interest sufficient in law to support such proxy.

Dated:  May 14, 2007

___________________________
PETER MCNIERNEY